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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported)         April 15, 1997
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                           UNISOURCE WORLDWIDE, INC.

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             (Exact name of registrant as specified in its charter)



          DELAWARE              File No. 1-14482            13-5369500

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      (State or other             (Commission             (I.R.S. Employer
        jurisdiction              File Number)           Identification No.)
      of incorporation)




825 Duportail Road, Wayne, Pennsylvania                             19087

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  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:         (610) 296-4470
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                                 Not Applicable

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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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         On April 15, 1997, the Registrant issued the attached press release.



Item 7.  Financial Statements and Exhibits.
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          (c)  Exhibits.
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               (99) Press Release dated April 15, 1997.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNISOURCE WORLDWIDE, INC.
                                      (Registrant)



                                      By: /s/ Thomas A. Decker
                                         -------------------------------
                                              Thomas A. Decker
                                              Senior Vice President,
                                              General Counsel and Secretary



Dated: April 16, 1997
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                                 Exhibit Index
                                 -------------



     (99)  Press Release dated April 15, 1997.